EXHIBIT 10.6


                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

         This Eleventh Amendment to Credit Agreement, dated as of November 3, 1997 (this "Agreement"), is between ATLANTIS PLASTICS, INC., a Florida corporation ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation in its individual capacity as a Lender and in its capacity as agent for the Lenders ("Agent").

                              W I T N E S S E T H :

         WHEREAS, Agent, Borrower and Lenders are parties to that certain Credit Agreement dated as of February 22, 1993 (as heretofore amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         WHEREAS, the parties wish to amend the Credit Agreement as provided herein.

         NOW, THEREFORE, the parties agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of September 30, 1997, the Credit Agreement is amended as follows:

                  A. Subsection 6.2 is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                  "6.2 FIXED CHARGE COVERAGE. The Fixed Charge Coverage, on a trailing twelve (12) Fiscal Month basis, shall not be less than 0.75 for the Fiscal Quarters ending September 30, 1997 and thereafter."

                  B. Subsection 6.5 is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                  "6.5 EBIDAT. EBIDAT, on a trailing twelve (12) Fiscal Month basis, shall not be less than the following for the respective Fiscal Quarters:

                           FISCAL QUARTER ENDING
                           ON THE FOLLOWING DATES              EBIDAT

                           September 30, 1997                  $20,500,000
                           December 31, 1997
                           and thereafter                      $19,000,000"


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         2. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Agreement, Borrower represents and warrants to Heller that:

                  (a) AUTHORITY AND BINDING EFFECT. The execution, delivery, and performance by Borrower of this Agreement is within its corporate power, has been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), has received all necessary government approvals (if any shall be required), and does not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment, or decree of any court or other agency of government or any agreement, instrument, or document binding upon Borrower; and the Credit Agreement as heretofore amended and as amended as of the date hereof is the legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

                  (b) NO DEFAULT. No Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing.

         3. MISCELLANEOUS.

                  (a) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) GOVERNING LAW. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Agent, Borrower and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Agent, Borrower and Lenders and the successors and assigns of Agent, Borrower and Lenders.






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                  (e) REFERENCES. Any reference to the Credit Agreement
contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                  (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the other Loan Documents remains in full force and effect.

                  (g) COSTS, EXPENSES AND TAXES. Borrower affirms and acknowledges that subsection 10.1 of the Credit Agreement applies to this Agreement and the transactions and Agreements and documents contemplated hereunder.

         Delivered at Chicago, Illinois, as of the day and year first above written.


                             ATLANTIS PLASTICS, INC.

                             By: /s/ PAUL RUDOVSKY
                                -------------------------------------
                             Name Printed: Paul Rudovsky
                                          ---------------------------
                             Title: Executive V.P., Finance & Administration
                                   -----------------------------------------


                             HELLER FINANCIAL, INC.,
                             Individually and as Agent

                             By: /s/ DANIEL O'DONNELL
                                -------------------------------------
                             Name Printed: Daniel O'Donnell
                                          ---------------------------
                             Title: Senior Vice President
                                   ----------------------------------













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                                 ACKNOWLEDGMENT

         Each of Atlantis Molded Plastics, Inc., Atlantis Plastic Injection Molding, Inc. (f/k/a Cyanede Plastics, Inc.), Atlantis Plastic Films, Inc. and Pierce Plastics, Inc. hereby acknowledges and consents to the terms of this Agreement and hereby affirms, ratifies and confirms all of the terms and provisions of the such entity's Guaranty in favor of Agent and Lenders.


                                ATLANTIS MOLDED PLASTICS, INC.

                                By: /s/ PAUL RUDOVSKY
                                   -------------------------------------
                                Name Printed: Paul Rudovsky
                                             ---------------------------
                                Title: Executive V.P., Finance & Administration
                                       -----------------------------------------

                                ATLANTIS PLASTIC INJECTION
                                MOLDING, INC.

                                By: /s/ PAUL RUDOVSKY
                                   -------------------------------------
                                Name Printed: Paul Rudovsky
                                             ---------------------------
                                Title: Executive V.P., Finance & Administration
                                      -----------------------------------------

                                ATLANTIS PLASTIC FILMS, INC.

                                By: /s/ PAUL RUDOVSKY
                                   -------------------------------------
                                Name Printed: Paul Rudovsky
                                             ---------------------------
                                Title: Executive V.P., Finance & Administration
                                      -----------------------------------------

                                PIERCE PLASTICS, INC.

                                By: /s/ PAUL RUDOVSKY
                                   -------------------------------------
                                Name Printed: Paul Rudovsky
                                             ---------------------------
                                Title: Executive V.P., Finance & Administration
                                      -----------------------------------------















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